Building a Leading ENT / Allergy Specialty Company Corporate Presentat ion M a r c h 3 , 2 0 2 1 Exhibit 99.2

2 Forward-Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: potential for continued XHANCE prescription and net revenue growth and factors supporting such growth; prescription, refill and market share trends; potential effects of INS market seasonality on XHANCE prescriptions; early year effects on net revenue and prescriptions related to patient insurance; projected Company GAAP operating expenses and stock-based compensation for 2021; projected XHANCE net revenues for full year and first quarter 2021; projected XHANCE net revenue per prescription for the first quarter and the remainder of 2021; the Company's plans to seek approval for a follow-on indication for XHANCE for the treatment of chronic sinusitis and the potential benefits of such indication; the expectation of top-line results from at least one chronic sinusitis trial by the end of 2021 and from the second trial in the first half of 2022; our development, timing of data, and funding plans for OPN-019 and the potential benefits of OPN-019; and other statements regarding the Company’s future operations, financial performance, prospects, intentions, objectives and other future events. Forward-looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such forward-looking statements including, among others: impact of, and the uncertainties caused by, the COVID- 19 pandemic; physician and patient acceptance of XHANCE; the Company’s ability to maintain adequate third party reimbursement for XHANCE (market access); the Company’s ability to grow XHANCE prescriptions and net revenues; market opportunities for XHANCE may be smaller than expected; uncertainties and delays relating to the initiation, enrollment, completion and results of clinical trials; unexpected costs and expenses; the Company’s ability to satisfy the conditions for an additional draw under the Pharmakon note purchase agreement and its ability to comply with the covenants and other terms of the agreement; risks and uncertainties relating to intellectual property; and the risks, uncertainties and other factors discussed in the “Risk Factors” section and elsewhere in our most recent Form 10-K and Form 10-Q filings with the Securities and Exchange Commission – which are available at http://www.sec.gov. As a result, you are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of this presentation, and we undertake no obligation to update such forward-looking statements, whether as a result of new information, future developments or otherwise.

3 Full Year 2020 Highlights +31% XHANCE New Prescriptions Growth FY 2020/FY 2019 +59% XHANCE Net Revenue Growth FY 2020/FY 2019 $30.4 $48.4 2019 2020 ($M ) XHANCE Net Revenue $129M Full Year 2020 Operating Expenses (SG&A plus R&D) +70% XHANCE Prescriptions Growth FY 2020/FY 2019 +59%

4 Key Takeaways and Q4 2020 Highlights Largest Number of XHANCE New Prescriptions Since Launch Full Year 2020 Performance Aligned with Company Guidance Providing Initial Company Guidance for Q1 and Full Year 2021 Multiple factors support increased revenue growth in 2021 Topline data from one CS trial expected by the end of 2021 +41% XHANCE Net Revenue Growth Q4 2020/Q4 2019 $211 XHANCE Net Revenue per TRx in Q4 2020 $144M Cash and equivalents as of December 31, 2020 +36% XHANCE TRx Growth Q4 2020/Q4 2019 +16% XHANCE NRx Growth Q4 2020/Q4 2019

XHANCE Launch Update

6 New prescriptions of XHANCE increased 7% in Q4 2020 compared to Q3 2020 and increased 16% in Q4 2020 compared to Q4 2019 Estimated based on monthly prescription data from public source and XHANCE preferred pharmacy network. Q4 2020 XHANCE New Prescriptions 23.0 24.6 0 10 20 30 Q3 '20 Q4 '20 XHANCE NRx (in thousands) +7% 21.2 24.6 0 10 20 30 Q4 '19 Q4 '20 XHANCE NRx (in thousands) +16% NRx for Intranasal Steroids Market increased 5% from Q3 2020 to Q4 2020, and decreased 21% from Q4 2019 to Q4 2020

7 Prescriptions of XHANCE increased 36% in Q4 2020 compared to Q4 2019 Estimated based on monthly prescription data from public source and XHANCE preferred pharmacy network. 21.2 22.3 18.7 23.0 24.6 33.0 33.7 43.8 46.1 49.3 0 20 40 60 80 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 New Prescriptions Refills XHANCE Prescription Trends XHANCE Prescriptions (in thousands) 62.5 54.3 56.1 +36% 69.0 73.9 TRx for Intranasal Steroids Market increased 2% from Q3 2020 to Q4 2020, and decreased 13% from Q4 2019 to Q4 2020

8 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Q4 ‘20Q4 ‘19 Q3 ‘20Q1 ‘20 Q2 ‘20 XHANCE Share of INS Prescriptions Within the Target Physician Audience Increased in Q4 2020 and a Large Opportunity Remains New for 2021 - we increased the size of our target physician audience from ~10,000 to ~18,000 to include all ENT and Allergy physicians who prescribe INS and to reflect expanded in-person reach following the launch of the kaléo co-promotion XHANCE Share of INS TRx Within Target Physician Audience The Market on this slide is defined as the sum of all intranasal steroid prescriptions written by physicians in the XHANCE target physician audience of approximately 18,000 physicians. Estimated based on monthly prescription data from third parties and XHANCE preferred pharmacy network. 3.4% 3.4% 4.4% 4.9% 5.1%

9 Physicians who had more than 15 XHANCE prescriptions filled by their patients in a quarter increased by 54% from Q4 2019 to Q4 2020 (1,275 versus 828) Estimated based on monthly prescription data from third parties and XHANCE preferred pharmacy network. 3,432 3,944 3,631 3,677 3,729 1,599 1,506 1,550 1,613 1,704 828 895 1,028 1,153 1,275 - 2,000 4,000 6,000 8,000 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 <5 TRx per Quarter 5 to 15 TRx per Quarter >15 TRx per Quarter Number of XHANCE Prescribers by Prescribing Frequency XHANCE Prescribers 6,443 5,859 6,345 6,209 6,708

Q4 2020 Financial Update

11 Financial Review – Fourth Quarter 2020 Q4 2020 XHANCE Net Revenue Increased 41% Compared to Q4 2020 XHANCE Average Net Revenue per TRx  $211 in Q4 2020 – $204 in Q4 2019  $185 for full year 2020 ‒ $198 for full year 2019 $11.1 $15.6 Q4 '19 Q4 '20 ($M ) XHANCE Net Revenue +41%

12 FY 2020 Operating Expenses $104.2 $105.4 $20.8 $23.4 2019 2020 SG&A and R&D Expenses (GAAP) SG&A R&D ($M)  FY 2020 R&D increased 12% compared to FY 2019  Driven by the conduct of our CS clinical trials  FY 2020 SG&A increased 1% compared to FY 2019  Increased volume related expenses offset by expense reductions in response to the COVID-19 pandemic FY 2020 Operating Expenses (SG&A plus R&D) increased 3% compared to FY 2019 +3%

13 First Quarter and Full Year 2021 Financial Guidance  XHANCE Net Revenue ‒ FY 2021 expected to be at least $80 million ‒ 1Q 2021 expected to decrease compared to Q4 2020 similar to the pattern of calendar effect on XHANCE net revenue reported last year • Q1 2021 XHANCE net revenue per prescription is expected to be between $120 - $140 ‒ XHANCE net revenue per prescription expected to improve substantially for the remainder of 2021 • Full year 2021 XHANCE Net Revenue per Prescription expected to increase compared to full year 2020  Operating Expense (GAAP) expected to be between $137 – $142 million ‒ Approximately $11 million of which represents stock-based compensation

Chronic Sinusitis Trials

Chronic Sinusitis (CS) is a Large Market for XHANCE that Includes Opportunities for Potential Partners

30 Million
US Adults suffer from CRS, ~20 million without nasal polyps (NP)

9.75 Million
CRS patients seek physician care annually

3.5 Million
CRS patients treated by ENT/Allergy specialists

1.2 Million
NP patients treated by ENT/Allergy specialists

- Our commercialization of XHANCE is currently focused on ENT and Allergy specialists who treat **~3.5 million** CRS patients which includes **~1.2 million** patients who have nasal polyps
- Successful development of XHANCE as the first FDA approved treatment for chronic sinusitis could support our commercial efforts and also create opportunities outside ENT and Allergy to more fully address the needs of **~30 million** US adults who have CRS

Source: Palmer J et al . A cross-sectional population-based survey of the prevalence, disease burden, and characteristics of the US adult population with symptoms of chronic rhinosinusitis (CRS). Poster session presented at: 62nd Annual Meeting of the American Rhinologic Society; September 16-17, 2016; San Diego, CA. Optinose Market Research. Data on file.

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16 XHANCE Chronic Sinusitis Indication (sNDA)  The Chronic Sinusitis clinical research program includes two Phase 3b clinical trials  Both trials are 24-week randomized, double-blind, placebo-controlled, parallel-group, multicenter studies  Both trials have co-primary endpoints: 1) a measure of patient-reported symptom relief and 2) a measure of effect inside the sinus cavities Week 4 Change from baseline to week 4/endpoint in symptoms as measured by a composite symptom score (congestion, facial pain/pressure, nasal discharge) Week 24 Change from baseline to week 24/endpoint in average percent opacification of maxillary and ethmoid sinuses as measured by CT Randomization Top-line results are expected from one trial by the end of 2021 1:1:1 to placebo, 186 μg, or 372 μg OPN-375 twice daily (BID)

17 OPN-019 Pilot Study  Human in vivo data will supplement in vitro data  Prior in vitro testing against SARS-CoV-2 with a candidate formulation produced a 4-log reduction in virus count  Randomized, adaptive proof of concept single-dose study to evaluate change in viral load after OPN-019 in adults with COVID-19  Assessments will include reduction in viral load by qRT-PCR and in number of infectious viral particles by culture  Up to three cohorts of 10 patients are planned  Top line results expected within second quarter 2021  We intend to support initial stages of development for OPN-019 within current operating expense guidance  Grants, partnerships, and/or other sources of capital will be necessary to fund future development

Closing Remarks

19 Key Takeaways and Q4 2020 Highlights Largest Number of XHANCE New Prescriptions Since Launch Full Year 2020 Performance Aligned with Company Guidance Providing Initial Company Guidance for Q1 and Full Year 2021 Multiple factors support increased revenue growth in 2021 Topline data from one CS trial expected by the end of 2021 +41% XHANCE Net Revenue Growth Q4 2020/Q4 2019 $211 XHANCE Net Revenue per TRx in Q4 2020 $144M Cash and equivalents as of December 31, 2020 +36% XHANCE TRx Growth Q4 2020/Q4 2019 +16% XHANCE NRx Growth Q4 2020/Q4 2019

20 Investor Relations – NASDAQ: OPTN Optinose Investor Contact Jonathan Neely, VP, Investor Relations and Business Operations 267-521-0531 1 - Optinose is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Optinose or its management. Optinose does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. investors@optinose.com www.optinose.com At 31 December 2020: – $144 million in cash – Long-term debt: $130 million – 52.9 million common shares o/s – 9.2 million options, warrants & RSUs o/s @optinose Analyst Coverage 1 BMO: Gary Nachman Cantor Fitzgerald: Brandon Folkes Cowen: Ken Cacciatore Jefferies: David Steinberg Piper Sandler: David Amsellem RBC: Randall Stanicky

Building a Leading ENT / Allergy Specialty Company Corporate Presentat ion M a r c h 3 , 2 0 2 1